STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	2
Beginning Date of Accrual Period	20-Nov-01
End Date of Accrual Period	19-Dec-01
Distribution Date	20-Dec-01
Previous Distribution Date	20-Nov-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 30,723,579.01
Principal Collections	23,414,822.75
Interest Collections	7,308,756.26
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	30,723,579.01
Interest Paid to Certificates	1,542,432.47
Principal Paid to Certificates	29,181,146.54
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	818,146,560.67
Principal Collections (including repurchases)	23,414,822.75
Charge off Amount	0.00
End Principal Balance	794,731,737.92

Collateral Performance
Cash Yield (% of beginning balance)	11.22%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.22%

Delinquent Loans
30-59 days principal balance of loan	12,941,665.81
30-59 days number of loans	168
60-89 days principal balance of loan	2,601,098.29
60-89 days number of loans	30
90+ days principal balance of loan	133,811.18
90+ days number of loans	1

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	9,073
Number of HEL outstanding (EOP)	8,843
Number of Loans that went into REO	1
Principal Balance of Loans that went into REO	26,004.31

Overcollateralization
Begin OC Amount	88,560,388.12
OC Release Amount	0.00
Extra Principal Distribution	5,766,323.79
End OC Amount	94,326,711.91

Target OC Amount	142,530,364.62
Interim OC Amount	88,560,388.12
Interim OC Deficiency	53,969,976.50

Monthly Excess Cashflow	5,766,323.79

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 92.82%

Interest Calculations
1 month LIBOR	2.10250%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.47250%
Class A Pass-Through Rate	2.47250%
Class M Formula Rate (1-mo. Libor plus 95bps)	3.05250%
Class M Pass-Through Rate	3.05250%
Available Funds Cap	11.00740%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	40.664747
2. Principal Distribution per $1,000	38.672551
3. Interest Distribution per $1,000	1.992196

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.47250%
2. Days in Accrual Period	30

3. Class A Interest Due	1,336,225.78
4. Class A Interest Paid	1,336,225.78
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	648,522,116.58
2. Class A Principal Due	25,938,839.90
3. Class A Principal Paid	25,938,839.90
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	622,583,276.68

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.9282174
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.7833880

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	41.132077
2. Principal Distribution per $1,000	38.672551
3. Interest Distribution per $1,000	2.459526

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	3.05250%
2. Days in Accrual Period	30

3. Class M Interest Due	206,206.69
4. Class M Interest Paid	206,206.69
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	81,064,055.97
2. Class M Principal Due	3,242,306.64
3. Class M Principal Paid	3,242,306.64
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	77,821,749.33

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.9282174
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0979220